| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 1 Sezzle Overview March 2026

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 2 Disclaimer Cautionary Note Regarding Forward - Looking Statements This presentation (the “Presentation”) contains summary information about the activities of Sezzle as of the date of this Pre sentation. The information in this Presentation is of a general nature and does not purport to be complete and the information i n the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the obje ctives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decis ion, prospective investors and current shareholders should consider the appropriateness of the information having regard to thei r own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropr iate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from pu blicly available third -party sources that have not been independently verified by Sezzle. This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to forward - looking statements regarding anticipated new products, our ability to gain future market share, our timel ine and intentions relating to operations, our business strategy, our estimated revenues and losses, our prospects, and the p lans and objectives of management. These forward - looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions ofsimilar meaning (or the negative versions of such words or expressions). These forward - looking statements are based on our current expectations and assumptions and on information currently available to us. These forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including but not limited to those set out in this Presentation and: ( i) impact of the “buy - now, pay - later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro - economic conditions on consumer spend ing; (iv) our ability to increase our merchant network, our base of consumers, and gross merchandise value (GMV); (v) our abi lity to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to maintain adequate acces s to capital in order to meet the capital requirements of our business; (vii) impact of exposure to consumer bad debts and insol vency of merchants; (viii) our ability to comply with the applicable requirements of Visa and other payment processors; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural dis asters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xiii) impact of the costs of complying wit h various laws and regulations applicable to the BNPL industry in the United States and Canada; (xiv) the impact of litigation, regulatory inves tigations and actions, and compliance issues on our business; (xv) significant and sudden declines or volatility in the trading price of our common stock and market capitalization; and (xvi) other factors identified in the “Risk Factors” section of our most recent A nnual Report on Form 10 - K (the “Annual Report”) and the Company’s subsequent filings filed with the SEC available at www.sec.gov. Except as required by law, we undertake no obligation to update or revise any forward - looking statements contained in this Prese ntation or oral forward - looking statements made in connection with this Presentation to reflect events or circumstances after th e date of this Presentation. This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the f airness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other informatio n, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), t his Presentation includes certain financial information, including Gross Merchandise Volume (“GMV”, formerly known as Underlying Merchant Sales, or UMS), Monthly On - Demand & Subscribers (“MODS”), and Active Subscribers, which has been provided as supplement al measures of operating performance that are key metrics used by management to assess Sezzle’s growth and operating performance. For example, GMV is an operating metric in assessing the volume of transactions that take place on the Sezzle Pl atform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform and MODS is a monthly metr ic that captures unique users of the On - Demand product and subscribers enrolled in Anywhere and Premium products. Sezzle also uses these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and t o compare our performance against that of other peer companies using similar measures. GMV, MODS, and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s financial results prepared in accordance with GAAP. The GMV, MODS, and Active Subscribers financial measures used by Sezzle may differ from the non- U.S. GAAP financial measures used by other companies. No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be a ny sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or q ualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption. WebBank Pay Later loans are originated by WebBank except loans in IA, Puerto Rico & Canada. For example, for a $300 loan Pi4, you mak e one $75 down payment today, then three $75 payments every two weeks for a 45.0% annual percentage rate (APR) & total payments of $307.49, which includes a $7.49 Service Fee (finance charge) charged at loan origination. Service fees vary & can range from $0 to $7.49 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 3 Sezzle at a Glance

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 4 10 Years of Sezzle Jan 2016 Sezzle Founded Jun 2019 Sezzle Expands into Canada Nov 2020 Jun 2022 Launch of Premium Subscription Launch of Credit Reporting 1st Quarter of Profitability Initiatives Announced in Mar ‘22 Sep 2022 Jun 2023 Nasdaq Listing 3 Launch of Anywhere Subscription Aug 2023 Sep 2024 Mar 2025 Dec 2025 Launch of WebBank Partnership & On - Demand Announced 6 - for - 1 Stock Split & $50M Repurchase Program 4 Announced $100M Repurchase Program Jul 2019 Australian Stock Exchange IPO Aug 2017 Sezzle Launches Pay - in- 4 As Awarded by: World’s Top Fintech Companies America’s Best Companies Best BNPL App for Credit Building Top 5 BNPL Apps America’s Growth Leaders Best Companies to Work for Best for Building Credit Best Mid -Cap Companies 4.9/5 4.5/5Apple Store Google Play Since Inception 1 $13B Gross Merchandise Volume 19M Completed Sign - Ups App Store Ratings 2 1 Since Inception figures are rounded to the nearest billion and million, respectively. 2 App ratings as of March 2, 2026. 3 Sezzle officially delisted from the Australian Securities Exchange (ASX) on January 16, 2024. 4 On March 10, 2025, the Board of Directors authorized a stock repurchase program to repurchase up to $50 million of our outstanding shares. This program commenced April 7, 2025 and expired December 4, 2025. Separate from the $50 million repurchase program, Sezzle previously completed $20.0 million in stock repurchases as of July 9, 2024, under plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million).

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 5 2025 Recap GMV Growth (YoY) 4Q25 FY2025 35.3% 55.1% Total Revenue Growth (YoY) 32.2% 66.1% Net Income & Net Income Margin Adjusted EBITDA 1 & Adjusted EBITDA Margin $58.3 M $187.7M44.9% 41.7% Total Revenue Less Transaction Related Costs 2 as a % of Total Revenue 64.3% 62.4 % Last Twelve Months (LTM) Return on Equity 3 103.3% 6.6 x Average Quarterly Purchase Frequency 1.1x YoY 918K Monthly On - Demand & Subscribers (MODS 4) 211k YoY 2026 Guidance 1 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA, see Appendix V. Adjusted EBITDA Margin is equal to non - GAAP Adjusted EBITDA divided by Total Revenue. 2 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Trans action Related Costs, see Appendix II. 3 Return on Equity (ROE) is calculated as Net Income over the last twelve months (LTM) divided by average shareholders’ equity during the same period. 4 As of December 31, 2025. Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through On - Demand during the month. MODS rounded to the nearest thousand. 5 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. $42.7 M $133.1M32.9% 29.6% Driving Shareholder Value $100.0 M Stock Repurchase Announced in Dec 2025 $50.0 M Stock Repurchase Completed in Dec 2025 $20.0 M Stock Repurchase Completed in Jul 2024 Adjusted Net Income 5 $170.0 M 32.4% YoY Total Revenue Growth 25% – 30% Adjusted Net Income Per Diluted Share 5 $4.70 30.9% YoY

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 6 The Markets We Serve

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 7 ` $131.8 $125.0 The Nascent and Growing BNPL Market Source: Worldpay, The Global Payments Report 2025. In- Store Financing Online BNPL Credit Card 39% Debit Card 28% Digital Wallet 19% Cash 9% Other Payment Products 3% BNPL & POS Financing 2% Buy Now, Pay Later (BNPL) represents ~2% of North America’s Total Commerce Transaction Value Sezzle represents <2% of North America’s Total BNPL Market Significant Opportunity for Market Growth in North America BNPL e -Commerce Market Penetration by Country 6% 20%10% 15% $257B North America Total BNPL Market Size (2024)

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 8 BNPL Outpacing the Payments Market Product Type CAGR Growth Rate from 2019 to 2024 CAGR Growth Rate from 2024 to 2030 BNPL 73.8% 12.9% Credit Card 1.8% (1.1%) Debit Card 1.3% (0.4%) North America Payments Market 3.6% 3.2% Total North America Payments Market BNPL North America Total Market Share % of North America 1.8% 2.7% 2024 2030F Source: Worldpay, The Global Payments Report 2025.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 9 678 688 702 721 752 18-2930-3940-4950-5960+ U.S. Consumer Credit Market Snapshot Younger generations struggle with below average credit scores Average FICO by Age 3 48%Adults who are either credit invisible or unscoreable 1 1 Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. Federal Reserve, Consumer & Community Context (Oct 2025). 2 Bankrate. 3 NerdWallet Average Credit Score By Age (Data as of April 2025). 4 Experian (Data as of September 2025). 32M U.S. adults who have been rejected at least once when applying for credit products in the past year 2 U.S. Avg: 715 15% 15% 20% 27% 23% Poor 300-579 Fair 580-669 Good 670-739 Very 740-799 Exceptional 800-850 U.S. FICO Score Distribution 4

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 10 A Dual - Sided Value Engine 1 2023 PYMNTS series entitled “The Credit Accessibility Series” in collaboration with Sezzle. 2 2023 The Total Economics Impact of Sezzle, Forrester Research, Inc. 3 As of December 31, 2025. Browser Extension • Price Comparison Sezzle Balance • And More! In- App Engagement Driven by Personalized Shopping & Financial Tools Consumer Profile & Benefits 1 40% of BNPL Users Would Leave Carts Without BNPL Offered at Checkout 81% of Sezzle Consumers are Gen Z and Millennials 1/3 of BNPL Users Reported Increased Credit Score 3 Merchant Profile & Benefits 2 < 6 months Payback Period Up to 57% Average Order Value Lift 110% Return on Investment (ROI) Product MarketplaceIn- App Placement Providing hyper -personalized merchant and product recommendations Maximizing engagement & driving additional sales for merchant partners Why Consumers Use Sezzle Why Merchants Use Sezzle We are seeing Sezzle guests come back more often – knowing they have that flexibility, they shop more . “ “

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 11 Robust & Expanding Product Ecosystem

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 12 Comprehensive Suite of Payment Options Driving consumer flexibility through offering a full suite of payment options, powered by our WebBank partnership (launched in September 2024) 1 Length of loan and APR varies by user and merchant offering and is determined by Sezzle’s long - term lending partner. Pay - in- FullPay - in- 5 Long - Term 1Pay - in- 2Pay - in- 4 Unified Fees Streamlined Regulatory Approach Future Product Innovations Benefits of the WebBank Partnership Pay later loans are originated by WebBank or Sezzle

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 13 Launched in 2Q22 Launched in 2Q23Initial Business Model Launched in 4Q24 Direct & Virtual Card Integration Offers comprehensive suite of payment options, enabling consumers to choose based on their schedule and needs Monthly On -Demand & Subscribers Expanding Our Ecosystem 1 As of December 31, 2025. Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through On - Demand during the month. 2 Service Fee (Finance Charge). Integrated Built into merchant payment options Non - Integrated Subscription and one -time fee solutions for consumers to utilize Sezzle where not built into merchant payment options On - Demand Pay Later anywhere Visa is accepted, with a one -time service fee2 at the point of purchase Anywhere Subscription Pay Later anywhere Visa is accepted including all Premium benefits Premium Subscription Access to 350+ premium merchants through Affiliate & Gift Card platform partners MODS 1

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 14 Launch of On -Demand 517,000 481,000 484,000 568,000 670,000 190,000 177,000 264,000 216,000 248,000 707,000 658,000 748,000 784,000 918,000 $5.3 $5.3 $8.7 $8.7 $9.3 4Q24 1Q25 2Q25 3Q25 4Q25 Active Subscribers Monthly On-Demand Users Marketing Spend ($ in millions) Efficient Marketing Driving Subscriber Growth Push to Subscription In-store Orders as % of Total Anywhere Orders 238 % More Orders from Subscribers vs. Non -Subscribers on Average10 Top 10% Anywhere Subscribers 90 -days Frequency 135 X 1 Frequency is defined as the average total number of Sezzle orders placed by active Anywhere subscribers in 4Q25. 2 Orders placed during 4Q25. 3 Marketing Spend corresponds to the Marketing, advertising, and tradeshows line item presented in the Company’s Financial Stat ements. 4 Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through O n- Demand during the month. MODS rounded to the nearest thousand. 3 30 % YoY Growth in MODS 4 Expanding Subscription Benefits to Strengthen Engagement and Lower Churn in 4Q25

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 15 Helping Consumers Build Credit History through Sezzle Up The first BNPL platform in North America to offer credit reporting optionality through short- term installments in the U.S. & Canada Higher Order count per Sezzle Up Consumer versus non -Sezzle Up Consumer Lower 2nd payment failure rate for average Sezzle Up Consumer versus non -Sezzle Up Consumer Files Sezzle Up Consumer purchase activities to all major credit bureaus in the U.S.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 16 2026 Path Forward A digital financial platform building an integrated shopping and financial services ecosystem 1 Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long - term lending partner. Additional Products & Features to Launch Deposit Accounts Receipt Scanning & Rewards Debit & Secured Credit Card Post - Purchase Split Program And more! Sezzle Mobile (waitlist) Subscription -based mobile plan powered by AT&T’s network, improving retention and ecosystem engagement User Community Social engagement hub enabling users to connect, share, and interact Agentic Commerce AI-powered shopping assistant that simplifies discovery, improving shopping efficiency and conversion Enhanced Long - Term Lending 1 Unlocks higher credit limits, flexible monthly payments, and expanded merchant acceptance across all product groups Launched Launching Soon

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 17 We’re Building an All- in-One Services Platform Post - Purchase Split Program Launching Soon Deposit Accounts Debit & Secured Credit Cards Receipt Scanning & Rewards (beta) Sezzle Mobile (waitlist live) Agentic Commerce Anywhere Premium Sezzle Balance Sezzle Up Pay - in- Full Pay - in-5 Pay - in-4 Pay - in-2 Long Term 1 On - Demand Earn Tab Product Market- place Price Comparison Care Benefits & Insurance Shopping & Engagement Financial Tools Browser Extension Product Insurance 1 Length of loan and APR varies by user and merchant offering and is determined by Sezzle’s long - term lending partner.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 18 Growing Profitably Through Strong Execution

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 19 ($75.2) ($38.1) $7.1 $78.5 $133.1 $170.0 • Workforce Reduction • Winding down global operations • Sezzle Premium Launch • Improved Credit Underwriting • Partner Economics Optimization • Deposit Accounts • Debit & Secured Credit Card • Mobile Phone Plan • Agentic Commerce • Enhanced Long Term Lending 2 • Among others • Payment streaks • Partnership with bank sponsor (WebBank) • Launch of On - Demand • Impact of 2022 profitability initiatives • Launched Sezzle Anywhere • Expansion into new markets • Rising OpEx 20222021 2023 20252024 Initiatives Exceeding Expectations Net Income (Loss) ($ in millions) 2026E • Investing in high - LTV subscriber growth • Pay in 5 (beta) • Earn Tab • Price Comparison • Enhanced Product Marketplace Adjusted Net Income 1 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strategic project costs. 2 Length of loan and APR varies by user and merchant offering and is determined by Sezzle’s long - term lending partner.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 20 AI- Driven Efficiency Across the Sezzle Ecosystem Building proprietary AI capabilities to improve organizational productivity, unlock cost savings, and elevate the consumer experience AI Co ding Assistants (live) • Faster build velocity and reduced development times • Replaced smaller external vendors by building in -house tools, lowering third -party tech & data expenses • Integrating internal systems with AI tools to improve productivity at scale Engineering Product Customer Support Other Functions AI Shopping Assistant (soon to launch) • Personalizes product discovery & surfaces relevant recommendations, alerts, & collections AI Chargeback Agent (live) • Automating chargeback annotation Proprietary AI Support Chatbot (soon to launch) • Designed to enhance resolution quality and speed while enabling scalable, cost -efficient support as volume grows User Foundation Embedding Model (live) • Trained & being implemented for a superior, personalized consumer experience Company - wide (live) • In- house AI B usiness Intelligence (SIA): Allows non -technical teams to query data using natural language • Internal gateway: Connect AI tools with company internal systems securely & support scalable AI adoption

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 21 Marketing Optimization Driving Faster Payback Periods <6 months Marketing Payback Period AI-powered campaign testing rapidly identifies winning campaigns Current Marketing Pathways Subscription Benefits Money IQCashback Rewards Payment Streaks Gamification In-app and merchant exclusive offers

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 22 Robust & Proprietary In- House Underwriting Strategy 3rd party ML Models Fraud Existing Consumers Sezzle Proprietary Model (4 th generation) Underwriting 10987654321 Score Decile Charge-off Average Spending Power Sezzle Model is more predictive than FICO for new Sezzle consumers’ delinquency Spending Power allocated directly by Sezzle Model Sezzle Proprietary & 3rd party ML Models Fraud Sezzle Proprietary Model Underwriting New Consumers 1 2 3 4 5 6 7 8 9 10 D el in q u en cy Score Decile Sezzle Model FICO

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 23 LTM 4Q24 LTM 4Q25 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 0.0% 1.0% 2.0% 3.0% 4.0% To ta l R ev en u e Le ss T ra n sa ct io n R el at ed C o st s 1 as a % o f To ta l R ev en u e Provision for Credit Losses as a % of GMV Superior Unit Economics Driven by Portfolio Velocity Type of Loan Std. Loan Tenor Sezzle 42 days Lease -to-Own 12+ months Personal Loans (e.g. home improvement) 12-84 months Auto Loan ~70 months Home Equity Line of Credit (HELOC) 10-15 years Home Mortgage 15-30 years 1 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix II. Table source: PYMNTS, Wells Fargo, U.S. Bank, Experian, Citizens Bank, SoFi The short duration product results in quick portfolio turnover, with repayment trends evident after 14 days 6.7 point margin expansion & $1.4B GMV increase

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 24 4Q24 4Q25 YoY Change FY2024 FY2025 YoY Change Total Revenue $98.2M $129.9M 32.2% $271.1M $450.3M 66.1% Net Income $25.4M $42.7M 68.3% $78.5M $133.1M 69.5% Adjusted Net Income 1 $26.1M $42.8M 64.2% $65.3M $128.4M 96.6% Adjusted EBITDA Margin 2 33.1% 44.9% 11.8 Pts 32.7% 41.7% 9.0 Pts Total Revenue Less Transaction Related Costs 3 as a % of Total Revenue 55.3% 64.3% 9.0 Pts 55.7% 62.4% 6.7 Pts Non - Transaction Related OpEx 4 as a % of Total Revenue 27.4% 24.6% - 2.8 Pts 30.4% 26.3% - 4.1 Pts YoY Progression Overview 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income, see Appendix IV . Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strategic project costs. 2 Adjusted EBITDA Margin is a non - GAAP financial measure equal to non - GAAP Adjusted EBITDA divided by Total Revenue. For a reconci liation of Net Income to non - GAAP Adjusted EBITDA, see Appendix V. Adjusted prior periods to include corporate strategic project costs. 3 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix II. 4 Non - Transaction Related Operating Expenses is a non - GAAP financial measure and is equal to Personnel, Third - Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix III for reconciliation of Non - Transaction Relate d Operating Expenses and respective definitions.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 25 YoY Engagement Metrics 1 Monthly On - Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On - Demand users. Monthly On - Demand users are unique users that have made at least one purchase through On - Demand during the month. MODS rounded to the nearest thousand. 2 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject t o a minimum required number of transactions criteria (Consumers rounded to nearest thousand). 3 Unique Merchants and Number of Transactions are rounded to the nearest thousand. Unique Merchants 3 Shopped at by Consumers +152k YoY Active 2 Consumers +11.9% YoY Number of Transactions 3 +34.2% YoY Monthly On - Demand & Subscribers (MODS 1) +211k YoY Quarterly Purchase Frequency (Average) +1.1x YoY Repeat Usage as a % of Total Orders (Cumulative) +80 Bps YoY 918,000 707,000 4Q25 4Q24 463,000 311,000 4Q25 4Q24 6.6x 5.5x 4Q25 4Q24 96.8% 96.0% 4Q25 4Q24 10,488,000 7,813,000 4Q25 4Q24 3,049,000 2,725,000 4Q25 4Q24

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 26 Last Twelve Months (LTM) QoQ Engagement Metrics 1 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to n earest thousand). 2 Unique Merchants are rounded to the nearest thousand. Unique Merchants 2 Shopped at by Consumers - 11k QoQ Active 1 Consumers +2.6% QoQ Quarterly Purchase Frequency (Average) +0.1x QoQ 6.6x 6.5x 6.1x6.1x 4Q253Q252Q251Q25 463,000 474,000 412,000 346,000 4Q253Q252Q251Q25 3,049,000 2,971,000 2,860,000 2,734,000 4Q253Q252Q251Q25

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 27 $855.4 $808.7 $927.0 $1,047.3 $1,157.5 4Q24 1Q25 2Q25 3Q25 4Q25 GMV ($ in millions) +35.3% YoY Gross Merchandise Volume (GMV) & Total Revenue Gross Merchandise Volume (GMV) Total Revenue $98.2 $104.9 $98.7 $116.8 $129.9 11.5% 13.0% 10.6% 11.2% 11.2% -2.0% 3.0% 8.0% 13.0% 18.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 4Q24 1Q25 2Q25 3Q25 4Q25 Total Revenue ($ in millions) % of GMV $1,807.8 $1,743.4 $1,824.3 $2,540.2 $3,940.4 2021 2022 2023 2024 2025 GMV ($ in millions) $114.8 $125.6 $159.4 $271.1 $450.3 6.4% 7.2% 8.7% 10.7% 11.4% 2021 2022 2023 2024 2025 Total Revenue ($ in millions) % of GMV

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 28 $43.9 $31.0 $38.4 $53.5 $46.3 5.1% 3.8% 4.1% 5.1% 4.0% 4Q24 1Q25 2Q25 3Q25 4Q25 Transaction Related Costs ($ in millions) % of GMV Transaction Related Costs 1 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs, see Appendix I. As a % of Total Revenue As a % of GMV $101.4 $78.8 $78.4 $120.1 $169.3 5.6% 4.5% 4.3% 4.7% 4.3% 2021 2022 2023 2024 2025 Transaction Related Costs ($ in millions) % of GMV $101.4 $78.8 $78.4 $120.1 $169.3 88.3% 62.8% 49.2% 44.3% 37.6% 2021 2022 2023 2024 2025 Transaction Related Costs ($ in millions) % of Total Revenue $43.9 $31.0 $38.4 $53.5 $46.3 44.7% 29.6% 38.9% 45.8% 35.7% 4Q24 1Q25 2Q25 3Q25 4Q25 Transaction Related Costs ($ in millions) % of Total Revenue

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 29 Transaction Related Costs 1 FY2026 guidance of 2.5% -3.0% 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs, see Appendix I. Transaction Expense Net Interest Expense $43.5 $40.8 $39.2 $51.4 $66.0 2.4% 2.3% 2.1% 2.0% 1.7% 2021 2022 2023 2024 2025 Transaction Expense ($ in millions) % of GMV $52.6 $29.4 $23.2 $55.0 $89.3 2.9% 1.7% 1.3% 2.2% 2.3% 2021 2022 2023 2024 2025 Provision for Credit Losses ($ in millions) % of GMV $5.3 $8.6 $16.0 $13.8 $14.0 0.3% 0.5% 0.9% 0.5% 0.4% 2021 2022 2023 2024 2025 Net Interest Expense ($ in millions) % of GMV Provision for Credit Losses $16.1 $15.3 $14.2 $17.4 $19.0 1.9% 1.9% 1.5% 1.7% 1.6% 4Q24 1Q25 2Q25 3Q25 4Q25 Transaction Expense ($ in millions) % of GMV $24.4 $12.8 $20.6 $32.2 $23.7 2.8% 1.6% 2.2% 3.1% 2.0% 4Q24 1Q25 2Q25 3Q25 4Q25 Provision for Credit Losses ($ in millions) % of GMV $3.4 $2.9 $3.5 $3.9 $3.7 0.4% 0.4% 0.4% 0.4% 0.3% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Expense ($ in millions) % of GMV

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 30 $54.3 $73.9 $60.3 $63.3 $83.5 6.4% 9.1% 6.5% 6.0% 7.2% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Revenue Less Transaction Related Costs ($ in millions) % of GMV Total Revenue Less Transaction Related Costs 1 1 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Related Costs see Appendix II. As a % of Total Revenue As a % of GMV $13.4 $47.1 $81.0 $151.0 $281.0 0.7% 2.7% 4.4% 5.9% 7.1% 2021 2022 2023 2024 2025 Total Revenue Less Transaction Related Costs ($ in millions) % of GMV $13.4 $47.1 $81.0 $151.0 $281.0 11.7% 37.5% 50.8% 55.7% 62.4% 2021 2022 2023 2024 2025 Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue $54.3 $73.9 $60.3 $63.3 $83.5 55.3% 70.4% 61.1% 54.2% 64.3% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 31 $26.9 $26.9 $27.7 $31.6 $32.0 27.4% 25.6% 28.1% 27.1% 24.6% 4Q24 1Q25 2Q25 3Q25 4Q25 Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue $0.1M $0.0M $0.4M $1.3M $1.3M Non - Transaction Related Operating Expenses 1 % of Total Revenue Banking Charter Discovery (ongoing) Capital Markets Exploration (completed in 4Q25) Antitrust Suit (ongoing) Corporate Strategic Project Costs Included in Non - Transaction Related Operating Expenses: $87.4 $94.8 $74.8 $82.5 $118.2 76.1% 75.5% 46.9% 30.4% 26.3% 2021 2022 2023 2024 2025 Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue - - - $0.3M $3.1M Corporate Strategic Projects Costs ($ in millions) Corporate Strategic Projects Costs ($ in millions) 1 Non - Transaction Related Operating Expenses is a non - GAAP financial measure and is equal to Personnel, Third - Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix III for reconciliation of Non - Transaction Related Op erating Expenses and respective definitions.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 32 Net Income Adjustments Adjusted Net Income 1 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strategic project co sts. Net Income & Adjusted Net Income ($75.2) ($38.1) $7.1 $78.5 $133.1 (65.5%) (30.3%) 4.5% 29.0% 29.6% 2021 2022 2023 2024 2025 Net Income ($ in millions) % of Total Revenue $2.0 ($3.1) ($1.5) ($13.2) ($4.7) 2021 2022 2023 2024 2025 Adjustments ($ in millions) ($73.1) ($41.2) $5.6 $65.3 $128.4 (63.7%) (32.8%) 3.5% 24.1% 28.5% 2021 2022 2023 2024 2025 Adjusted Net Income ($ in millions) % of Total Revenue $25.4 $36.2 $27.6 $26.7 $42.7 25.8% 34.5% 28.0% 22.8% 32.9% 4Q24 1Q25 2Q25 3Q25 4Q25 Net Income ($ in millions) % of Total Revenue $26.1 $35.3 $24.8 $25.4 $42.8 26.6% 33.7% 25.1% 21.8% 33.0% 4Q24 1Q25 2Q25 3Q25 4Q25 Adjusted Net Income ($ in millions) % of Total Revenue $0.7 ($0.8) ($2.8) ($1.2) $0.1 4Q24 1Q25 2Q25 3Q25 4Q25 Adjustments ($ in millions)

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 33 Net Income & Adjusted EBITDA Net Income & Adjusted Net Income 1 Non - GAAP Adjusted EBITDA 2 ($52.9) ($21.4) $30.0 $88.7 $187.7 (46.1%) (17.0%) 18.8% 32.7% 41.7% 2021 2022 2023 2024 2025 Adjusted EBITDA ($ in millions) % of Total Revenue ($75.2) ($38.1) $7.1 $78.5 $133.1 ($73.1) ($41.2) $5.6 $65.3 $128.4 2021 2022 2023 2024 2025 Net Income ($ in millions) Adjusted Net Income ($ in millions) $25.4 $36.2 $27.6 $26.7 $42.7 $26.1 $35.3 $24.8 $25.4 $42.8 4Q24 1Q25 2Q25 3Q25 4Q25 Net Income ($ in millions) Adjusted Net Income ($ in millions) $32.6 $51.4 $38.4 $39.6 $58.3 33.1% 49.0% 38.9% 33.9% 44.9% -10.0% 10.0% 30.0% 50.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 4Q24 1Q25 2Q25 3Q25 4Q25 Adjusted EBITDA ($ in millions) % of Total Revenue 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strategic project costs. 2 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Adjusted EBITDA, see Appendix V. Adjusted prior periods to include corporate strategic project costs.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 34 $ in Thousands Dec 31, 2024 Sep 30, 2025 Dec 31, 2025 Key Assets Cash and cash equivalents 1 $73,185 $104,147 $64,054 Restricted cash $25,125 $30,509 $38,547 Total cash $98,310 $134,656 $102,601 Notes Receivable, net $164,562 $184,131 $254,895 Key Liabilities Merchant accounts payable $68,967 $57,829 $56,374 Drawn on line of credit 2 $105,000 $118,000 $141,259 Total Stockholders’ Equity 1 $87,835 $155,270 $169,811 Select Balance Sheet & Cash Flow Metrics Balance Sheet Net Cash Provided From Operations 3 Year - to- Date (as restated) $130,648 $139,274 $209,907 Change in Operating Activities for Notes Receivable (now under Investing Activities) $89,749 $83,656 - Year - to- date (as previously reported) $40,899 $55,618 - 1 The Board authorized stock repurchase programs of up to $5.0 million (December 22, 2023) and $15.0 million (June 20, 2024), b oth of which expired in accordance with their terms. On March 10, 2025, the Board approved a $50.0 million repurchase program, which was completed on December 4, 2025. On December 15, 2025, the Board authorized an addi tional $100.0 million repurchase program with no fixed expiration, subject to market conditions and other factors. 2 The availability on the line of credit for quarters ending December 31, 2024, September 30, 2025, and December 31, 2025, is a s follows: $39.0M, $32.0M, and $73.5M, respectively. 3 Effective December 31, 2025, the Company restated notes receivable - related cash flows from operating to investing activities in the consol idated statement of cash flows. Prior - period amounts have been restated to conform to the current presentation. This change did not affect net change in cash for any period presented. See the Appendix VI for details.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 35 2025 Guidance (November 2025) 2025 Actual 2026 Guidance (November 2025) 2026 Guidance Total Revenue Growth 60% - 65% 66.1% Not provided 25% - 30% Adjusted Net Income 1 $120.0M $128.4M Not provided $170.0M Adjusted Net Income Per Diluted Share 1, 2 $3.38 $3.59 $4.35 $4.70 2026 Guidance 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV . FY2026 Non - GAAP adjusted financial guidance reflects add - backs for estimated FY2026 expenses associated with Corporate Strategic Projects. 2 The FY2026 Guidance assumes diluted weighted - averaged share count of 36.2 million. Per diluted share figures reflect the 6 - for- 1 stock split of the Company's common stock, effected through a stock dividend.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 36 Founder - Led Management Team Charlie Youakim CEO & Co -Founder Paul Paradis President & Co -Founder Lee Brading Chief Financial Officer Amin Sabzivand Chief Operating Officer Kerissa Hollis General Counsel , Chief Compliance Officer , & Secretary

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 37 Appendices

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 38 Reconciliation of Operating Expenses to Transaction Related Costs Appendix I: Reconciliation of GAAP to Non - GAAP Financial Measures (in $ thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Operating expenses 74,622$ 81,235$ 62,616$ 55,017$ 67,352$ Personnel (13,776) (14,320) (11,681) (15,048) (14,580) Third-party technology and data (3,934) (3,705) (3,428) (3,374) (2,871) Marketing, advertising, and tradeshows (9,298) (8,775) (8,772) (5,346) (5,364) General and administrative (4,974) (4,823) (3,846) (3,131) (4,084) Net interest expense 3,683 3,923 3,501 2,914 3,441 Transaction related costs 46,323$ 53,535$ 38,390$ 31,032$ 43,894$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Operating expenses 273,490$ 188,882$ 137,156$ 154,005$ 183,499$ Personnel (54,825) (51,765) (46,374) (51,217) (56,831) Third-party technology and data (14,441) (9,595) (7,816) (8,190) (5,550) Marketing, advertising, and tradeshows (32,191) (9,740) (11,984) (18,972) (9,252) General and administrative (16,774) (11,403) (8,588) (16,412) (15,769) Net interest expense 14,021 13,762 15,968 8,601 5,269 Transaction related costs 169,280$ 120,141$ 78,362$ 67,815$ 101,366$ For the twelve months ended

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 39 Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs Appendix II: Reconciliation of GAAP to Non - GAAP Financial Measures (in $ thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Operating income 55,247$ 35,561$ 36,086$ 49,895$ 30,871$ Personnel 13,776 14,320 11,681 15,048 14,580 Third-party technology and data 3,934 3,705 3,428 3,374 2,871 Marketing, advertising, and tradeshows 9,298 8,775 8,772 5,346 5,364 General and administrative 4,974 4,823 3,846 3,131 4,084 Net interest expense (3,683) (3,923) (3,501) (2,914) (3,441) Total revenue less transaction related costs 83,546$ 63,261$ 60,312$ 73,880$ 54,329$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Operating income 176,789$ 82,246$ 22,200$ (28,435)$ (68,683)$ Personnel 54,825 51,765 46,374 51,217 56,831 Third-party technology and data 14,441 9,595 7,816 8,190 5,550 Marketing, advertising, and tradeshows 32,191 9,740 11,984 18,972 9,252 General and administrative 16,774 11,403 8,588 16,412 15,769 Net interest expense (14,021) (13,762) (15,968) (8,601) (5,269) Reimbursement of merger-related costs - - - (11,000) - Write-off of unamortized debt issuance costs - - - 316 - Total revenue less transaction related costs 280,999$ 150,987$ 80,994$ 47,071$ 13,450$ For the twelve months ended

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 40 Appendix III: Reconciliation of GAAP to Non - GAAP Financial Measures Reconciliation of Operating Expenses to Non - Transaction Related Operating Expenses (in $ thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Operating expenses 74,622$ 81,235$ 62,616$ 55,017$ 67,352$ Transaction expense (18,966) (17,435) (14,243) (15,317) (16,074) Provision for credit losses (23,674) (32,177) (20,646) (12,801) (24,379) Non-transaction related operating expenses 31,982$ 31,623$ 27,727$ 26,899$ 26,899$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Operating expenses 273,490$ 188,882$ 137,156$ 154,005$ 183,499$ Transaction expense (65,961) (51,364) (39,208) (40,777) (43,476) Provision for credit losses (89,298) (55,015) (23,187) (29,437) (52,622) Reimbursement of merger-related costs - - - 11,000 - Non-transaction related operating expenses 118,231$ 82,503$ 74,761$ 94,791$ 87,401$ For the twelve months ended

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 41 (in $ thousands; except per share amounts) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Net income 133,130$ 78,522$ 7,098$ (38,094)$ (75,168)$ Discrete tax expense (benefit) (7,668) (14,675) - - - Corporate strategic projects 3,061 312 - - - Loss on extinguishment of line of credit - 260 - 814 1,093 Fair value adjustment on warrants - 1,261 456 (50) - Write-off of unamortized debt issuance costs - - - 316 - Merger-related costs - - - 6,565 889 Reimbursement of merger-related costs - - - (11,000) - Other (income) expenses, net (123) (354) (1,933) 226 65 Adjusted net income 128,400$ 65,326$ 5,621$ (41,223)$ (73,121)$ Diluted weighted-average shares outstanding 35,744 Adjusted net income per diluted share 3.59$ For the twelve months ended (in $ thousands; except per share amounts) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net income 42,691$ 26,671$ 27,604$ 36,164$ 25,367$ Discrete tax expense (benefit) (1,190) (2,520) (3,155) (803) 951 Corporate strategic projects 1,331 1,284 442 4 62 Loss on extinguishment of line of credit - - - - - Fair value adjustment on warrants - - - - - Other (income) expenses, net (17) 6 (87) (25) (300) Adjusted net income 42,815$ 25,441$ 24,804$ 35,340$ 26,080$ For the three months ended Appendix IV: Reconciliation of GAAP to Non - GAAP Financial Measures Reconciliation of Net Income to Adjusted Net Income 1 Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation and corporate strat egic project costs. 2 Effective March 28, 2025, we performed a 6 - for-1 stock split of the Company's common stock, effected through a stock dividend. S hare and per -share amounts have been retroactively adjusted. 1 2 1 1

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 42 Reconciliation of Net Income to Adjusted EBITDA 1 Appendix V: Reconciliation of GAAP to Non - GAAP Financial Measures 1 Adjusted prior periods to include corporate strategic project costs. (in $ thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net income 42,691$ 26,671$ 27,604$ 36,164$ 25,367$ Depreciation and amortization 389 369 324 274 258 Income tax expense (benefit) 8,890 4,961 5,068 10,842 2,362 Equity and incentive-based compensation 1,340 2,409 1,498 1,273 1,370 Corporate strategic projects 1,331 1,284 442 4 62 Other (income) expense, net (17) 6 (87) (25) (300) Fair value adjustment on warrants - - - - - Net interest expense 3,683 3,923 3,501 2,914 3,441 Loss on extinguishment of line of credit - - - - - Adjusted EBITDA 58,307$ 39,623$ 38,350$ 51,446$ 32,560$ For the three months ended (in $ thousands) December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 Net income 133,130$ 78,522$ 7,098$ (38,094)$ (75,168)$ Depreciation and amortization 1,356 965 856 847 749 Income tax expense (benefit) 29,761 (11,205) 611 69 58 Equity and incentive-based compensation 6,520 5,193 6,931 10,310 14,162 Corporate strategic projects 3,061 312 - - - Other (income) expense, net (123) (354) (1,933) 226 65 Fair value adjustment on warrants - 1,261 456 (50) - Net interest expense 14,021 13,762 15,968 8,601 5,269 Write-off of unamortized debt issuance costs - - - 316 - Merger-related costs - - - 6,565 889 Reimbursement of merger-related costs - - - (11,000) - Loss on extinguishment of line of credit - 260 - 814 1,093 Adjusted EBITDA 187,726$ 88,716$ 29,987$ (21,396)$ (52,883)$ For the twelve months ended

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 43 Appendix VI: Restated Quarterly Consolidated Statements of Cash Flows (in $ thousands) As previously reported Restatement impact As restated Discount on notes receivable -$ 460$ 460$ Notes receivables (89,289) 89,289 - Net Cash Provided from Operating Activities 40,899 89,749 130,648 Purchases and originations of notes receivable, net of proceeds from repayments - (89,749) (89,749) Net Cash Used for Investing Activities (1,464)$ (89,749)$ (91,213)$ For the twelve months ended December 31, 2024 (in $ thousands) As previously reported Restatement impact As restated Discount on notes receivable -$ (1,516)$ (1,516)$ Notes receivables (85,172) 85,172 - Net Cash Provided from Operating Activities 55,618 83,656 139,274 Purchases and originations of notes receivable, net of proceeds from repayments - (83,656) (83,656) Net Cash Used for Investing Activities (2,103)$ (83,656)$ (85,759)$ For the nine months ended September 30, 2025

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 44 Non - GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non -GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non -transaction related operating expenses; adjusted net inco me; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”); and Adjusted EBITDA margin. Def initions of these non -GAAP financial measures and summaries of the reasons why management believes that the presentation of these non -GAAP financial measures provide useful information to the Company and investors are as follows: • Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction rel ated costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non -recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluati ng the economic value of orders processed on the Sezzle Platform. • Non -transaction related operating expenses is defined as the sum of GAAP personnel; third -party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non -transaction related operating expenses is a useful financial measure to both management and invest ors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform. • Adjusted EBITDA is defined as GAAP net income, adjusted for certain charges including depreciation, amortization, equity and incentive– based compensation, and corporate strategic project costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that t his financial measure is a useful measure for period -to-period comparison of our business by removing the effect of certain non -cash and non -recurring charges, as well as funding costs, that may not direct ly correlate to the underlying performance of our business. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period -to-period comparison of our business’ unit economics by removing the effect of certain non -cash and non -recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business. • Adjusted net income is defined as GAAP net income, adjusted for certain charges including discrete tax items, fair value adju stments on warrants, losses on the extinguishment of our lines of credit, corporate strategic project costs, and other income and expense, as detailed in the reconciliation table of GAAP net income t o a djusted net income. We believe that this financial measure is useful for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, does not corre late to the underlying performance of our business during a given period. • Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial me asure is a useful measure for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period. • Adjusted net income per diluted share is defined as non -GAAP adjusted net income divided by GAAP weighted -average diluted shares outstanding. We believe that this financial measure is a useful measure for period -to-period comparison of shareholder return by removing the effect of certain charges that, in management's vi ew, does not correlate to the underlying performance of our business during a given period.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 45 Non - GAAP Financial Measures (Cont.) Additionally, we have included these non -GAAP measures because they are key measures used by our management to evaluate our oper ating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measur es provide useful information to investors and other users of this presentation to understand and evaluate our operating results in the same manner as our management and board of directors. However, non -GAAP fin ancial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. The se limitations include the following: • Total revenue less transaction -related costs is not intended to be measures of operating profit or cash flow profitability as th ey exclude key operating expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, signif icant recurring GAAP expenses. • Transaction related costs exclude significant expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Non -transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Adjusted EBITDA and adjusted EBITDA margin exclude certain charges such as depreciation, amortization, and equity and incenti ve– based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non -GAAP financial measures exclude certain significant cash inf lows and outflows, which have a significant impact on our working capital and cash. • Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net inco me, working capital, and cash. • Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as l oss es on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and discrete tax items which have been, and may be in the future, recurring GAAP e xpe nses. Further, these non -GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash. • Long - lived assets being depreciated or amortized may need to be replaced in the future, and these non -GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non -GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non -GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non -GAAP financial measures differently or not at all, w hich reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non -GAAP financial measures in isolation or as substitutes for analy sis of our financial results as reported under GAAP, and these non -GAAP financial measures should be considered alongside other financial performance measures, including net income and other financ ial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non -GAAP financial measures to their most directly comparab le GAAP financial measures and not rely on any single financial measure to evaluate our business.

| Sezzle Overview Presentation Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing #3F3F3F Regular text #382757 For highlighting numbers #E7F CF6 #FEE DEC #9FF 4D9 #FC D7B6 #FEF 5ED #F9B 5B2 #29D 3A2 #FEA 500 #F98 575 #D39 BD3 #CE5 DCB #FF8 100 #FF5 667 #833 3D4 #00B 874 #F3F 3F3 #00B 874 46 Thank You Jack Fagan Corporate Development & Investor Relations InvestorRelations@sezzle.com Erin Foran Media & PR MediaRelations@sezzle.com